                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Dated of earliest event reported) September 13, 2002
                                                        ------------------

                             Resource America, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       0-4408                     72-0654145
-----------------------            ------------              -------------------
(State of incorporation            (Commission                (I.R.S. Employer
or organization)                   File Number)              Identification No.)


             1845 Walnut Street, 10th Floor, Philadelphia, PA 19103
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code (215) 546-5005
                                                   ---------------

Item 5 Other Events
       ------------

         Resource America today announced that it proposes to privately place $125 million of its Senior Notes due 2010 with institutional investors. A copy of the form of announcement is set forth in Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7 Financial Statements and Exhibits
       ---------------------------------

         (c) Exhibits

             99.1 Form of news release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RESOURCE AMERICA, INC.

                                               By: /s/ Steven J. Kessler
                                                  ----------------------------
                                                       Steven J. Kessler
                                                       Chief Financial Officer